UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 27, 2017 (January 27, 2017)

Arbor Realty Trust, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MARYLAND

(STATE OF INCORPORATION)

001-32136	20-0057959
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

333 Earle Ovington Boulevard, Suite 900
Uniondale, New York	11553
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(516) 506-4200

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement

On January 27, 2017, Arbor Realty Trust, Inc., a Maryland corporation (the “Company”) completed the issuance and sale of $13.75 million aggregate principal amount of its 6.50% Convertible Senior Notes due 2019 (the “Reopened Notes”) pursuant to an underwriting agreement (the “Underwriting Agreement”), dated as of January 19, 2017, by and among the Company, Arbor Realty Limited Partnership, a Delaware limited partnership, and JMP Securities LLC, as sole underwriter (the “Underwriter”), whereby the Company agreed to sell to the Underwriter and the Underwriter agreed to purchase from the Company, subject to and upon the terms and conditions set forth in the Underwriting Agreement, the Reopened Notes.

The Reopened Notes are a further issuance of, are fully fungible with, and rank equally in right of payment with and form a single series with the $86,250,000 principal amount of 6.50% Convertible Senior Notes due 2019 initially issued by the Company in October 2016 (the “Existing Notes” and, together with the Reopened Notes, the “Notes”). Following this offering, the aggregate outstanding principal amount of the Notes is now $100 million.

The Reopened Notes are senior unsecured obligations of the Company, bear interest at a rate equal to 6.50% per year, payable semiannually in arrears on April 1 and October 1 of each year, beginning on April 1, 2017 and will mature on October 1, 2019 (the “Maturity Date”), unless earlier converted or repurchased.  The Company does not have the right to redeem the Reopened Notes prior to maturity and no sinking fund is provided for the Reopened Notes. The Reopened Notes are convertible prior to July 1, 2019 upon the satisfaction of certain conditions and at any time on or after July 1, 2019 until the business day preceding the Maturity Date. The Company may settle conversions in cash, shares of the Company’s common stock or a combination thereof, at the Company’s election.

The conversion rate is initially equal to 119.3033 shares of common stock per $1,000 principal amount of Reopened Notes, which is equivalent to an initial conversion price of approximately $8.38 per share of common stock, representing an approximate 10% conversion premium based on the closing price of the Company’s common stock of $7.62 per share on September 29, 2016.  The conversion rate is subject to adjustment upon the occurrence of certain specified events. In addition, following certain corporate events that occur prior to the Maturity Date, the Company will increase the conversion rate for a holder who elects to convert its Reopened Notes in connection with such a corporate event in certain circumstances.

If the Company undergoes a fundamental change (as defined in the Second Supplemental Indenture (as defined below)), holders may require the Company to repurchase for cash all or any portion of their Reopened Notes at a fundamental change repurchase price equal to 100% of the principal amount of the Reopened Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the fundamental change repurchase date.

The net proceeds to the Company from the sale of the Reopened Notes, after deducting the underwriter’s discounts and commissions and estimated offering expenses, are expected to be approximately $13.4 million. The Company intends to use the net proceeds of the offering of the Reopened Notes to make investments relating to its business and for general corporate purposes.

The Reopened Notes were issued under the base indenture, dated as of May 12, 2014, between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by a second supplemental indenture (the “Second Supplemental Indenture”), dated as of October 5, 2016, between the Company and the Trustee.

The offer and sale of the Reopened Notes were registered with the Securities and Exchange Commission (the “Commission”) pursuant to a registration statement on Form S-3 (File No. 333-212554) under the Securities Act of 1933, as amended (the “Securities Act”). The material terms of the Reopened Notes are described in a prospectus supplement filed by the Company with the Commission on January 20, 2017 pursuant to Rule 424(b)(5) under the Securities Act.

The foregoing summaries do not purport to be complete and are qualified in their entirety by reference to the Underwriting Agreement, the Indenture, the Second Supplemental Indenture and the form of the Note, which are incorporated by reference or included in Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3 to this Current Report on Form 8-K and are incorporated herein by reference. The legal opinions of Skadden, Arps, Slate, Meagher & Flom LLP and Venable LLP relating to the legality of the Reopened Notes are attached as Exhibit 5.1 and Exhibit 5.2, respectively, hereto and are incorporated herein by reference.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference into this Item 2.03.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit Number	Exhibit
4.1

Indenture, dated May 12, 2014, between Arbor Realty Trust, Inc., as issuer, and U.S. Bank National Association, as trustee, incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Commission on May 12, 2014

4.2

Second Supplemental Indenture, dated as of October 5, 2016, between Arbor Realty Trust, Inc. and U.S. Bank National Association, as trustee, incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Commission on October 5, 2016

4.3

Form of 6.50% Convertible Senior Note due 2019 (attached as Exhibit A to the Second Supplemental Indenture filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Commission on October 5, 2016), incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed with the Commission on October 5, 2016

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP with respect to the legality of the Reopened Notes

5.2	Opinion of Venable LLP with respect to the legality of the Reopened Notes

8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP with respect to certain tax matters

12.1	Computation of Ratios of Earnings to Fixed Charges

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibits 5.1 and 8.1)

23.2	Consent of Venable LLP (included in Exhibit 5.2)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARBOR REALTY TRUST, INC.

By:	/s/ Paul Elenio
Name:	Paul Elenio
Title:	Chief Financial Officer

Date: January 27, 2017

EXHIBIT INDEX

Exhibit Number	Exhibit
4.1

Indenture, dated May 12, 2014, between Arbor Realty Trust, Inc., as issuer, and U.S. Bank National Association, as trustee, incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Commission on May 12, 2014

4.2

Second Supplemental Indenture, dated as of October 5, 2016, between Arbor Realty Trust, Inc. and U.S. Bank National Association, as trustee, incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Commission on October 5, 2016

4.3

Form of 6.50% Convertible Senior Note due 2019 (attached as Exhibit A to the Second Supplemental Indenture filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Commission on October 5, 2016), incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed with the Commission on October 5, 2016

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP with respect to the legality of the Reopened Notes

5.2	Opinion of Venable LLP with respect to the legality of the Reopened Notes

8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP with respect to certain tax matters

12.1	Computation of Ratios of Earnings to Fixed Charges

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibits 5.1 and 8.1)

23.2	Consent of Venable LLP (included in Exhibit 5.2)